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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 20, 2000



                            TEAM AMERICA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Ohio                            0-21533                    31-1209872
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                              --------------------
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ITEM 5.  OTHER ITEMS.

         On June 19, 2000, TEAM America Corporation, an Ohio corporation (the "Company"), issued a press release announcing that it had entered into a definitive merger agreement with Mucho.com, Inc., a Nevada corporation controlled by S. Cash Nickerson, a former director and officer of TEAM America. Under the terms of the merger agreement, Mucho.com will become a wholly owned subsidiary of the Company. The press release is included as Exhibit 99 to this Form 8-K/A and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

          Exhibit No.                         Description

              99 Press release, dated June 19, 2000, entitled "Mucho.com and TEAM America Sign Definitive Merger Agreement"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEAM AMERICA CORPORATION


Date:    June 29, 2000                  By:  /s/Thomas R. Gerlacher
                                           --------------------------
                                             Thomas Gerlacher, Vice President
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX


             Exhibit No.                      Description

                 99 Press release, dated June 19, 2000, entitled "Mucho.com and TEAM America Sign Definitive Merger Agreement"

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